UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2014

RIGHTSIDE GROUP, LTD.

(Exact name of Registrant as specified in its charter)

Delaware	001-36262	32-0415537
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification No.)

5808 Lake Washington Blvd. NE, Suite 300
Kirkland, Washington	98033
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (425) 298-2500

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01              Entry into a Material Definitive Agreement.

On August 1, 2014, Demand Media, Inc. (“Demand Media”) completed the separation of Rightside Group, Ltd. (the “Company” or “Rightside”), which operated Demand Media’s domain name services business, from Demand  Media (the “Separation”). The Separation was completed via a tax-free dividend involving the distribution on August 1, 2014 (the “Distribution Date”) of all of the outstanding shares of Rightside common stock to holders of record of Demand Media’s common stock as of the close of business, New York City time, on July 25, 2014 (the “Record Date”).  On the Distribution Date, Demand Media distributed to Demand Media stockholders as of the Record Date one share of Rightside common stock for every five shares of Demand Media common stock held by such holders (the “Distribution”).

In connection with the Separation, the Company entered into a Separation and Distribution Agreement with Demand Media, dated as of August 1, 2014 (the “Distribution Agreement”). In addition to the Distribution Agreement, the Company and Demand Media entered into certain ancillary agreements, including a Transition Services Agreement, an Employee Matters Agreement and a Tax Matters Agreement, each dated as of August 1, 2014.

In addition, Rightside Operating Co., a wholly owned subsidiary of the Company (“OpCo”), entered into an Intellectual Property Assignment and License Agreement with Demand Media prior to the Distribution Date (the “IP Agreement”). At that time, OpCo was a wholly owned subsidiary of Demand Media. In connection with the Separation, Demand Media contributed all of its equity interests in OpCo to the Company, which was also a wholly owned subsidiary of Demand Media at the time. As a result of the Distribution, the Company and OpCo each ceased to be directly or indirectly wholly owned subsidiaries of Demand Media and, as of the Distribution Date, the Company deems the IP Agreement to have become a material agreement of the Company.

A summary of each of the foregoing agreements can be found in the section entitled “Certain Relationships and Related Party Transactions — Agreements between Demand Media and Rightside Relating to the Separation,” of the Information Statement filed as Exhibit 99.1 to Amendment No. 6 to the Company’s Registration Statement on Form 10, filed with the Securities and Exchange Commission (the “SEC”) on July 14, 2014 (the “Information Statement”), and is incorporated herein by reference. In addition, the descriptions of the foregoing agreements are qualified in their entirety by reference to the complete terms and conditions of such agreements filed as Exhibit 2.1, Exhibit 10.1, Exhibit 10.2, Exhibit 10.3 and Exhibit 10.4 hereto, and incorporated herein by reference.

Item 5.01              Changes in Control of Registrant.

The description of the Separation included in Item 1.01 is incorporated by reference into this Item 5.01.

Item 5.02              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Composition of the Board of Directors

On August 1, 2014, in connection with the Separation, David E. Panos, Richard C. Spalding and Robert J. Majteles joined the Company’s Board of Directors. Taryn J. Naidu and James R. Quandt are also directors of the Company.

Effective as of August 1, 2014, the membership of each of the committees of the Company’s Board of Directors is listed in the table below.

Name	Audit	Compensation	Nominating and Corporate Governance
Robert J. Majteles	X	Chair	Chair
Taryn J. Naidu	—	—	—
David E. Panos*	—	—	—
James R. Quandt	Chair	X	X
Richard C. Spalding	X	X	X

*Mr. Panos serves as Chairman of the Company’s Board of Directors

There are no arrangements or understandings between each of Messrs. Panos, Majteles or Spalding and any other person pursuant to which any of them was selected as a director. There are no transactions involving any of Messrs. Panos, Majteles or Spalding that would be required to be reported under Item 404(a) of Regulation S-K.

Mr. Panos and the Company have entered into a non-executive chairman agreement that became effective upon the completion of the Separation.  A summary of this agreement can be found in the section entitled “Director Compensation” of the Information Statement, and is incorporated herein by reference.

Appointment of Certain Officers

In connection with the Separation, the individuals listed below were appointed as officers of the Company, effective as of July 31, 2014.

Name	Title
Taryn Naidu	Chief Executive Officer
Tracy Knox	Chief Financial Officer
Wayne M. MacLaurin	Chief Technology Officer
Rick Danis	General Counsel

In addition, (i) Ms. Knox has entered into an employment agreement with the Company that became effective in January 2014, and (ii) each of Messrs. Naidu, MacLaurin and Danis has entered into an employment agreement with the Company, each of which became effective upon the completion of the Separation.  A summary of each of these agreements can be found in the section entitled “Executive Compensation” of the Information Statement, and is incorporated herein by reference.

The section of the Information Statement entitled “Management — Biographical Summaries of Directors and Executive Officers,” which contains biographical information on the directors and officers listed above, is incorporated by reference into this Item 5.02.

A copy of the press release announcing the members of the Board of Directors and executive management team is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 5.03              Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 31, 2014, the Company amended and restated its Certificate of Incorporation (the “Amended and Restated Certificate of Incorporation”) and amended and restated its Bylaws (the “Amended and Restated Bylaws”). A description of the material terms of each can be found in the section of the Information Statement entitled “Description of Our Capital Stock,” and is incorporated herein by reference. In addition, the descriptions of the foregoing are qualified in their entirety by reference to the complete terms and conditions of the Company’s Amended and Restated Certificate of Incorporation, which was filed as Exhibit 4.01 to the Company’s Registration Statement on Form S-8, filed with the SEC on July 31, 2014, and Amended and Restated Bylaws, which is attached as Exhibit 3.2 hereto, each of which is incorporated herein by reference.

Item 9.01              Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

2.1	Separation and Distribution Agreement between Demand Media, Inc. and Rightside Group, Ltd., dated as of August 1, 2014.

3.1

Amended and Restated Certificate of Incorporation of Rightside Group, Ltd., as filed with the Secretary of State of the State of Delaware on July 31, 2014 (incorporated by reference to Exhibit 4.01 to Rightside Group, Ltd.’s Registration Statement on Form S-8, filed with the SEC on July 31, 2014).

3.2	Amended and Restated Bylaws of Rightside Group, Ltd.

10.1	Transition Services Agreement between Demand Media, Inc. and Rightside Group, Ltd., dated as of August 1, 2014.

10.2	Employee Matters Agreement between Demand Media, Inc. and Rightside Group, Ltd., dated as of August 1, 2014.

10.3	Tax Matters Agreement between Demand Media, Inc. and Rightside Group, Ltd., dated as of August 1, 2014.

10.4	Intellectual Property Assignment and License Agreement between Demand Media, Inc. and Rightside Operating Co., dated as of July 30, 2014.

99.1	Press release dated August 4, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 4, 2014	RIGHTSIDE GROUP, LTD.

	By:	/s/ Taryn J. Naidu
Taryn J. Naidu
Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description

2.1	Separation and Distribution Agreement between Demand Media, Inc. and Rightside Group, Ltd., dated as of August 1, 2014.

3.1

Amended and Restated Certificate of Incorporation of Rightside Group, Ltd., as filed with the Secretary of State of the State of Delaware on July 31, 2014 (incorporated by reference to Exhibit 4.01 to Rightside Group, Ltd.’s Registration Statement on Form S-8, filed with the SEC on July 31, 2014).

3.2	Amended and Restated Bylaws of Rightside Group, Ltd.

10.1	Transition Services Agreement between Demand Media, Inc. and Rightside Group, Ltd., dated as of August 1, 2014.

10.2	Employee Matters Agreement between Demand Media, Inc. and Rightside Group, Ltd., dated as of August 1, 2014.

10.3	Tax Matters Agreement between Demand Media, Inc. and Rightside Group, Ltd., dated as of August 1, 2014.

10.4	Intellectual Property Assignment and License Agreement between Demand Media, Inc. and Rightside Operating Co., dated as of July 30, 2014.

99.1	Press release dated August 4, 2014